Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES FOURTH QUARTER 2025 RESULTS

Houston, Texas

February 25, 2026

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE: SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore energy facilities worldwide, today announced results for its fourth quarter ended December 31, 2025.

SEACOR Marine’s consolidated operating revenues for the fourth quarter of 2025 were $52.3 million, operating loss was $5.2 million, and direct vessel profit (“DVP”)(1) was $9.7 million. This compares to consolidated operating revenues of $69.8 million, operating income of $10.6 million, and DVP of $23.1 million in the fourth quarter of 2024, and consolidated operating revenues of $59.2 million, operating income of $18.1 million, and DVP of $11.5 million in the third quarter of 2025.

Notable fourth quarter items include:

•
25.0% decrease in revenues from the fourth quarter of 2024 and a 11.6% decrease from the third quarter of 2025.
•
Average day rates of $17,519, a 7.3% decrease from the fourth quarter of 2024, and a 10.1% decrease from the third quarter of 2025.
•
69% utilization, a decrease from 72% in the fourth quarter of 2024 and an increase from 66% in the third quarter of 2025.
•
DVP margin of 18.5%, a decrease from 33.1% in the fourth quarter of 2024 and a decrease from 19.4% in the third quarter of 2025.
•
During the fourth quarter of 2025, the Company completed the sale of a 201’ platform supply vessel (“PSV”) built in 2013 for total proceeds of $13.4 million and a gain of $8.1 million.

For the fourth quarter of 2025, net loss was $14.6 million ($0.57 loss per basic and diluted share). This compares to a net loss for the fourth quarter of 2024 of $26.2 million ($0.94 loss per basic and diluted share). Sequentially, the fourth quarter 2025 results compare to a net income of $9.0 million ($0.35 earnings per basic and diluted share) in the third quarter of 2025.

Chief Executive Officer John Gellert commented:

“The fourth quarter results reflect lower revenues driven primarily by (a) fewer available days following the sales of two 335’ liftboats at the end of the third quarter of 2025 and one of our 201’ PSVs during the fourth quarter of 2025 and (b) lower utilization for our liftboat fleet due to seasonality and changes in scope of work by one of our international liftboat customers.

Average rates for fast supply vessels (“FSVs”) and PSVs held relatively steady during the quarter, with markedly improved utilization for FSVs as we continued to successfully redeploy FSVs previously laid up in the United States to international markets. The PSV fleet saw continued improvement in DVP margins to 25.5%, despite two vessels repositioning for new contracts in Brazil commencing in Q1 2026 and soft market conditions in the North Sea.

Following the end of the fourth quarter, our two premium liftboats in the Middle East concluded their contracts and were repositioned to undergo scheduled maintenance and drydocking as well as previously deferred repairs. We do not expect these liftboats to work during the first quarter of 2026. I would note that these liftboats are charter free for the first time since the COVID pandemic. This presents us with strategic optionality and we are currently evaluating several opportunities for these liftboats.

Subsequent to the end of the fourth quarter, we fixed our two PSVs in the North Sea for a multi-month seismic survey campaign, which will leave our large PSV fleet in sold out status for the first time since they delivered approximately five years ago. Our contracted revenue backlog at year-end 2025 stood in excess of $500.0 million, including options; a highwater mark for us.

As I mentioned in my remarks to our third quarter 2025 earnings release, we have streamlined our cost structure to reflect some of the recent asset sales, most notably the sale of the two 335’ liftboats. During the fourth quarter of 2025 we incurred one-time charges of $1.2 million related to severance expenses and expect annualized savings of $3.9 million in SG&A expenses from these initiatives.

We are looking forward to the delivery of the first of two newbuild PSVs during the fourth quarter of 2026, with the second PSV to follow in the first quarter of 2027. Our construction program at this point is fully funded from proceeds from assets sales recently concluded or contracted, as reflected in our assets held for sale. As we continue to implement our asset rotation strategy, I expect that we will have opportunities to reduce our leverage meaningfully.

Our core markets outside the United States remain constructive over the long term, with increasing optimism around a number of drilling campaigns starting in the second half of 2026. An improving geopolitical outlook in certain markets could further improve demand for offshore services and we will evaluate those opportunities as they arise.”

___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its regions, without regard to financing decisions (depreciation and interest expense for owned vessels vs. lease expense for lease vessels). DVP is also useful when comparing the Company’s global fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP. See page 4 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

SEACOR Marine provides global marine and support transportation services to offshore energy facilities worldwide. SEACOR Marine operates and manages a diverse fleet of offshore support vessels that deliver cargo and personnel to offshore installations, including offshore wind farms; assist offshore operations for production and storage facilities; provide construction, well work-over, offshore wind farm installation and decommissioning support; and carry and launch equipment used underwater in drilling and well installation, maintenance, inspection and repair. Additionally, SEACOR Marine’s vessels provide emergency response services and accommodations for technicians and specialists.

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For all other requests, contact InvestorRelations@seacormarine.com

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except share data)

	Three Months Ended December 31,		Year ended December 31,
	2025	2024	2025	2024
Operating Revenues	$52,329	$69,808	$227,832	$271,361
Costs and Expenses:
Operating	42,667	46,726	181,772	197,252
Administrative and general	12,730	10,888	47,483	44,713
Lease expense	261	347	1,203	1,678
Depreciation and amortization	10,045	12,879	47,070	51,628
	65,703	70,840	277,528	295,271
Gains on Asset Dispositions and Impairments, Net	8,210	11,624	63,412	13,481
Operating (Loss) Income	(5,164)	10,592	13,716	(10,429)
Other Income (Expense):
Interest income	751	372	1,856	1,768
Interest expense	(8,673)	(10,001)	(36,050)	(40,627)
Loss on debt extinguishment	—	(31,923)	—	(31,923)
Derivative (losses) gains, net	(73)	(536)	156	(908)
Foreign currency (losses) gains, net	(38)	1,308	(3,135)	(1,049)
Gains on insurance claim settlement	—	—	4,581	—
Other, net	32	187	(189)	121
	(8,001)	(40,593)	(32,781)	(72,618)
Loss Before Income Tax Expense (Benefit) and Equity in Earnings of 50% or Less Owned Companies	(13,165)	(30,001)	(19,065)	(83,047)
Income Tax Expense (Benefit)	1,688	(2,345)	10,510	(2,615)
Loss Before Equity in Earnings of 50% or Less Owned Companies	(14,853)	(27,656)	(29,575)	(80,432)
Equity in Earnings of 50% or Less Owned Companies	231	1,430	1,731	2,308
Net Loss	$(14,622)	$(26,226)	$(27,844)	$(78,124)

Net Loss Per Share:
Basic	$(0.57)	$(0.94)	$(1.06)	$(2.82)
Diluted	$(0.57)	$(0.94)	$(1.06)	$(2.82)
Weighted Average Common Stock and Warrants Outstanding:
Basic	25,670,757	27,773,200	26,223,155	27,655,289
Diluted	25,670,757	27,773,200	26,223,155	27,655,289

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except statistics and per share data)

	Three Months Ended
	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024
Time Charter Statistics:
Average Rates Per Day	$17,519	$19,490	$19,731	$18,825	$18,901
Fleet Utilization	69%	66%	68%	60%	72%
Fleet Available Days (2)	4,127	4,321	4,310	4,583	4,870
Operating Revenues:
Time charter	$49,817	$55,958	$57,673	$51,933	$66,095
Bareboat charter	843	846	838	708	364
Other marine services	1,669	2,390	2,299	2,858	3,349
	52,329	59,194	60,810	55,499	69,808
Costs and Expenses:
Operating:
Personnel	16,539	17,616	18,969	18,537	20,365
Repairs and maintenance	11,752	14,603	13,648	8,520	10,433
Drydocking	1,175	2,430	5,143	3,869	2,467
Insurance and loss reserves	1,570	1,948	2,982	2,153	2,473
Fuel, lubes and supplies	4,601	4,465	4,296	4,546	4,884
Other	7,030	6,622	4,455	4,303	6,104
	42,667	47,684	49,493	41,928	46,726
Direct Vessel Profit (1)	9,662	11,510	11,317	13,571	23,082
Other Costs and Expenses:
Lease expense	261	280	325	337	347
Administrative and general	12,730	11,269	11,998	11,486	10,888
Depreciation and amortization	10,045	12,125	12,090	12,810	12,879
	23,036	23,674	24,413	24,633	24,114
Gains on Asset Dispositions and Impairments, Net	8,210	30,230	19,163	5,809	11,624
Operating (Loss) Income	(5,164)	18,066	6,067	(5,253)	10,592
Other Income (Expense):
Interest income	751	297	372	436	372
Interest expense	(8,673)	(8,947)	(8,844)	(9,586)	(10,001)
Derivative (losses) gains, net	(73)	17	87	125	(536)
Loss on debt extinguishment	—	—	—	—	(31,923)
Foreign currency (losses) gains, net	(38)	218	(2,119)	(1,196)	1,308
Gains on insurance claim settlement	—	4,581	—	—	—
Other, net	32	(221)	—	—	187
	(8,001)	(4,055)	(10,504)	(10,221)	(40,593)
(Loss) Income Before Income Tax Expense (Benefit) and Equity in Earnings of 50% or Less Owned Companies	(13,165)	14,011	(4,437)	(15,474)	(30,001)
Income Tax Expense (Benefit)	1,688	5,410	2,508	904	(2,345)
(Loss) Income Before Equity in Earnings of 50% or Less Owned Companies	(14,853)	8,601	(6,945)	(16,378)	(27,656)
Equity in Earnings of 50% or Less Owned Companies	231	393	218	889	1,430
Net (Loss) Income	$(14,622)	$8,994	$(6,727)	$(15,489)	$(26,226)

Net (Loss) Earnings Per Share:
Basic	$(0.57)	$0.35	$(0.26)	$(0.56)	$(0.94)
Diluted	$(0.57)	$0.35	$(0.26)	$(0.56)	$(0.94)
Weighted Average Common Stock and Warrants Outstanding:
Basic	25,671	25,658	25,687	27,908	27,773
Diluted	25,671	25,888	25,687	27,908	27,773
Common Shares and Warrants Outstanding at Period End	26,952	26,976	26,976	29,488	28,950

(1)
See full description of footnote above.
(2)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024
United States, primarily Gulf of America
Time Charter Statistics:
Average rates per day worked	$15,350	$20,419	$25,262	$23,874	$26,116
Fleet utilization	40%	53%	48%	25%	45%
Fleet available days	705	926	1,007	1,121	920
Out-of-service days for repairs, maintenance and drydockings	127	191	144	153	75
Out-of-service days for cold-stacked status (2)	92	116	270	173	184
Operating Revenues:
Time charter	$4,377	$10,024	$12,205	$6,765	$10,744
Other marine services	437	1,108	1,175	235	1,114
	4,814	11,132	13,380	7,000	11,858
Direct Costs and Expenses:
Operating:
Personnel	3,844	5,815	6,854	6,486	6,097
Repairs and maintenance	423	1,309	1,950	1,479	1,680
Drydocking	(98)	1,079	3,684	1,066	1,451
Insurance and loss reserves	267	816	1,067	702	854
Fuel, lubes and supplies	460	700	1,010	819	854
Other	206	118	631	349	229
	5,102	9,837	15,196	10,901	11,165
Direct Vessel (Loss) Profit (1)	$(288)	$1,295	$(1,816)	$(3,901)	$693
Other Costs and Expenses:
Lease expense	$129	$148	$139	$136	$136
Depreciation and amortization	1,579	3,106	3,203	3,705	3,196

Africa and Europe
Time Charter Statistics:
Average rates per day worked	$17,095	$17,983	$19,140	$17,294	$16,895
Fleet utilization	84%	75%	77%	70%	73%
Fleet available days	1,559	1,656	1,668	1,710	1,856
Out-of-service days for repairs, maintenance and drydockings	144	229	248	382	180
Operating Revenues:
Time charter	$22,317	$22,357	$24,535	$20,835	$22,999
Other marine services	580	733	806	852	1,027
	22,897	23,090	25,341	21,687	24,026
Direct Costs and Expenses:
Operating:
Personnel	4,656	4,465	5,515	5,183	5,654
Repairs and maintenance	4,694	6,531	4,646	3,462	3,712
Drydocking	987	1,413	901	1,241	835
Insurance and loss reserves	481	326	899	594	577
Fuel, lubes and supplies	1,292	1,781	1,714	2,180	2,226
Other	2,558	3,573	2,357	2,727	3,748
	14,668	18,089	16,032	15,387	16,752
Direct Vessel Profit (1)	$8,229	$5,001	$9,309	$6,300	$7,274
Other Costs and Expenses:
Lease expense	$8	$8	$51	$63	$82
Depreciation and amortization	3,968	4,302	4,263	4,402	4,477

(1)
See full description of footnote above.
(2)
Includes one FSV cold-stacked in this region as of December 31, 2025.

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT (continued)

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$17,587	$17,818	$15,506	$17,848	$17,337
Fleet utilization	73%	64%	73%	75%	88%
Fleet available days	1,091	1,104	1,089	1,170	1,266
Out-of-service days for repairs, maintenance and drydockings	72	157	204	82	30
Operating Revenues:
Time charter	$13,940	$12,606	$12,365	$15,710	$19,385
Other marine services	570	319	432	292	635
	14,510	12,925	12,797	16,002	20,020
Direct Costs and Expenses:
Operating:
Personnel	4,768	4,956	4,511	4,927	5,470
Repairs and maintenance	5,103	5,798	6,338	2,505	3,574
Drydocking	290	(1)	13	1,031	(226)
Insurance and loss reserves	624	611	842	702	804
Fuel, lubes and supplies	1,691	1,241	1,279	883	840
Other	1,376	1,167	1,104	881	1,305
	13,852	13,772	14,087	10,929	11,767
Direct Vessel Profit (Loss) (1)	$658	$(847)	$(1,290)	$5,073	$8,253
Other Costs and Expenses:
Lease expense	$68	$70	$72	$83	$72
Depreciation and amortization	3,160	3,231	3,227	3,230	3,272

Latin America
Time Charter Statistics:
Average rates per day worked	$19,946	$25,541	$23,764	$22,084	$21,390
Fleet utilization	60%	68%	66%	67%	73%
Fleet available days (2)	772	635	546	582	828
Out-of-service days for repairs, maintenance and drydockings	—	7	26	—	20
Operating Revenues:
Time charter	$9,183	$10,971	$8,568	$8,623	$12,967
Bareboat charter	843	846	838	708	364
Other marine services	82	230	(114)	1,479	573
	10,108	12,047	9,292	10,810	13,904
Direct Costs and Expenses:
Operating:
Personnel	3,271	2,380	2,089	1,941	3,144
Repairs and maintenance	1,532	965	714	1,074	1,467
Drydocking	(4)	(61)	545	531	407
Insurance and loss reserves	198	195	174	155	238
Fuel, lubes and supplies	1,158	743	293	664	964
Other	2,890	1,764	363	346	822
	9,045	5,986	4,178	4,711	7,042
Direct Vessel Profit (1)	$1,063	$6,061	$5,114	$6,099	$6,862
Other Costs and Expenses:
Lease expense	$56	$54	$63	$55	$57
Depreciation and amortization	1,338	1,486	1,397	1,473	1,934

(1)
See full description of footnote above.
(2)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024
AHTS
Time Charter Statistics:
Average rates per day worked	$—	$—	$—	$—	$10,410
Fleet utilization	—%	—%	—%	—%	79%
Fleet available days	—	—	—	—	178
Out-of-service days for repairs, maintenance and drydockings	—	—	—	—	28
Operating Revenues:
Time charter	$—	$—	$(22)	$15	$1,465
Other marine services	—	(7)	(9)	9	—
	—	(7)	(31)	24	1,465
Direct Costs and Expenses:
Operating:
Personnel	$12	$11	$9	$1	$595
Repairs and maintenance	—	(24)	255	38	128
Drydocking	—	—	—	—	5
Insurance and loss reserves	—	—	(4)	—	49
Fuel, lubes and supplies	1	3	(125)	66	25
Other	9	18	(4)	12	210
	22	8	131	117	1,012
Other Costs and Expenses:
Lease expense	$—	$—	$—	$—	$7
Depreciation and amortization	4	4	3	4	122

FSV
Time Charter Statistics:
Average rates per day worked	$14,114	$14,007	$13,468	$13,786	$13,643
Fleet utilization	75%	71%	67%	71%	72%
Fleet available days	1,932	1,932	1,935	1,980	2,024
Out-of-service days for repairs, maintenance and drydockings	209	236	181	135	118
Out-of-service days for cold-stacked status	92	116	270	90	92
Operating Revenues:
Time charter	$20,546	$19,131	$17,573	$19,357	$19,992
Other marine services	492	566	516	762	416
	21,038	19,697	18,089	20,119	20,408
Direct Costs and Expenses:
Operating:
Personnel	$4,980	$4,502	$4,526	$4,933	$5,078
Repairs and maintenance	5,862	6,041	3,542	2,983	4,480
Drydocking	1,098	678	666	353	426
Insurance and loss reserves	509	270	683	517	422
Fuel, lubes and supplies	1,850	1,480	1,449	1,173	1,586
Other	2,147	2,889	1,428	1,782	2,456
	16,446	15,860	12,294	11,741	14,448
Other Costs and Expenses:
Depreciation and amortization	$4,707	$4,695	$4,703	$4,932	$4,746

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024
PSV
Time Charter Statistics:
Average rates per day worked	$20,118	$21,507	$22,231	$19,424	$17,912
Fleet utilization	68%	65%	68%	55%	72%
Fleet available days (1)	1,735	1,748	1,738	1,890	1,932
Out-of-service days for repairs, maintenance and drydockings	48	161	247	396	117
Operating Revenues:
Time charter	$23,801	$24,439	$26,440	$20,286	$24,865
Bareboat charter	843	846	838	708	364
Other marine services	440	592	433	508	1,561
	25,084	25,877	27,711	21,502	26,790
Direct Costs and Expenses:
Operating:
Personnel	$8,322	$7,882	$8,567	$8,351	$8,999
Repairs and maintenance	3,501	4,618	3,799	3,949	4,101
Drydocking	(166)	1,113	1,993	2,513	1,046
Insurance and loss reserves	656	546	906	631	618
Fuel, lubes and supplies	1,985	2,030	1,858	2,594	2,379
Other	4,378	3,262	2,199	2,018	2,566
	18,676	19,451	19,322	20,056	19,709
Other Costs and Expenses:
Depreciation and amortization	$3,301	$3,968	$3,943	$4,133	$4,122

(1)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024
Liftboats
Time Charter Statistics:
Average rates per day worked	$26,703	$33,566	$31,904	$39,559	$39,326
Fleet utilization	45%	58%	67%	44%	68%
Fleet available days	460	641	637	713	736
Out-of-service days for repairs, maintenance and drydockings	87	188	194	87	41
Out-of-service days for cold-stacked status	—	—	—	83	92
Operating Revenues:
Time charter	$5,470	$12,388	$13,682	$12,275	$19,773
Other marine services	359	1,128	1,168	1,289	1,177
	5,829	13,516	14,850	13,564	20,950
Direct Costs and Expenses:
Operating:
Personnel	$3,241	$5,209	$5,673	$5,247	$5,678
Repairs and maintenance	2,375	3,943	6,022	1,571	1,722
Drydocking	243	639	2,484	1,003	990
Insurance and loss reserves	415	1,145	1,376	1,241	1,384
Fuel, lubes and supplies	715	951	1,114	712	894
Other	564	407	803	482	860
	7,553	12,294	17,472	10,256	11,528
Other Costs and Expenses:
Depreciation and amortization	2,026	3,450	3,424	3,719	3,866

Other Activity
Operating Revenues:
Other marine services	$378	$111	$191	$290	$195
	378	111	191	290	195
Direct Costs and Expenses:
Operating:
Personnel	$(16)	$12	$194	$5	$15
Repairs and maintenance	14	25	30	(21)	2
Insurance and loss reserves	(10)	(13)	21	(236)	—
Fuel, lubes and supplies	50	1	—	1	—
Other	(68)	46	29	9	12
	(30)	71	274	(242)	29
Other Costs and Expenses:
Lease expense	$261	$280	$325	$337	$340
Depreciation and amortization	7	8	17	22	23

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024
ASSETS
Current Assets:
Cash and cash equivalents	$68,934	$90,953	$34,381	$42,988	$59,491
Restricted cash	24,182	17,255	17,174	2,440	16,649
Receivables:
Trade, net of allowance for credit loss	64,522	62,788	63,287	63,946	69,888
Other	3,148	16,801	10,439	8,811	7,913
Tax receivable	817	507	507	1,602	1,601
Inventories	2,196	2,552	2,539	2,827	2,760
Prepaid expenses and other	5,173	3,448	4,716	6,075	4,406
Assets held for sale	10,812	—	—	12,195	10,943
Total current assets	179,784	194,304	133,043	140,884	173,651
Property and Equipment:
Historical cost	776,833	797,381	887,408	881,961	900,414
Accumulated depreciation	(348,812)	(344,899)	(377,265)	(365,422)	(367,448)
	428,021	452,482	510,143	516,539	532,966
Construction in progress	47,002	40,394	31,772	27,248	11,904
Net property and equipment	475,023	492,876	541,915	543,787	544,870
Right-of-use asset - operating leases	982	903	1,179	3,293	3,436
Right-of-use asset - finance leases	19	22	25	28	36
Investments, at equity, and advances to 50% or less owned companies	2,938	2,707	2,310	4,507	3,541
Other assets	1,855	1,686	1,558	1,665	1,577
Total assets	$660,601	$692,498	$680,030	$694,164	$727,111
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$405	$510	$543	$540	$606
Current portion of finance lease liabilities	12	11	11	11	17
Current portion of long-term debt	30,000	30,000	30,000	30,000	27,500
Accounts payable	21,268	25,928	26,737	28,445	29,236
Other current liabilities	19,044	24,702	24,182	16,414	27,683
Total current liabilities	70,729	81,151	81,473	75,410	85,042
Long-term operating lease liabilities	607	567	812	2,926	2,982
Long-term finance lease liabilities	8	11	14	17	20
Long-term debt	304,644	311,858	310,980	310,108	317,339
Deferred income taxes	19,376	20,609	18,330	20,312	22,037
Deferred gains and other liabilities	565	639	625	1,356	1,369
Total liabilities	395,929	414,835	412,234	410,129	428,789
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	280	281	281	293	287
Additional paid-in capital	471,862	470,228	468,669	480,904	479,283
Accumulated deficit	(208,444)	(193,822)	(202,816)	(196,089)	(180,600)
Shares held in treasury	(9,691)	(9,639)	(9,639)	(9,628)	(8,110)
Accumulated other comprehensive income, net of tax	10,344	10,294	10,980	8,234	7,141
	264,351	277,342	267,475	283,714	298,001
Noncontrolling interests in subsidiaries	321	321	321	321	321
Total equity	264,672	277,663	267,796	284,035	298,322
Total liabilities and equity	$660,601	$692,498	$680,030	$694,164	$727,111

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended
	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024
Cash Flows from Operating Activities:
Net (Loss) Income	$(14,622)	$8,994	$(6,727)	$(15,489)	$(26,226)
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	10,045	12,125	12,090	12,810	12,879
Deferred financing costs amortization	173	(86)	43	43	254
Stock-based compensation expense	1,633	1,559	1,510	1,627	1,622
Debt discount amortization	243	236	232	226	1,799
Allowance for credit losses	(620)	627	(213)	(407)	59
Gains from equipment sales, retirements or impairments	(8,210)	(30,230)	(19,163)	(5,809)	(11,624)
Losses on debt extinguishment	—	—	—	—	28,252
Derivative losses (gains)	73	(17)	(87)	(125)	536
Interest on finance lease	1	1	1	1	2
Settlements on derivative transactions, net	65	—	—	(373)	—
Currency losses (gains)	38	(218)	2,119	1,196	(1,308)
Deferred income taxes	(1,233)	2,279	(1,982)	(1,725)	(4,766)
Equity earnings	(231)	(393)	(218)	(889)	(1,430)
Dividends received from equity investees	—	—	3,199	—	—
Changes in Operating Assets and Liabilities:
Accounts receivables	12,222	(6,700)	284	5,333	5,448
Other assets	(1,530)	1,385	1,901	(1,681)	1,338
Accounts payable and accrued liabilities	(10,246)	(221)	4,934	(6,204)	1,693
Net cash (used in) provided by operating activities	(12,199)	(10,659)	(2,077)	(11,466)	8,528
Cash Flows from Investing Activities:
Purchases of property and equipment	(8,427)	(9,348)	(10,213)	(20,795)	(3,010)
Proceeds from disposition of property and equipment	13,087	76,068	31,592	8,472	22,441
Net cash provided by (used in) investing activities	4,660	66,720	21,379	(12,323)	19,431
Cash Flows from Financing Activities:
Payments on long-term debt	(7,500)	(7,500)	(7,500)	(5,000)	(2,479)
Payments on debt extinguishment	—	—	—	—	(328,712)
Payments on debt extinguishment cost	—	—	—	—	(3,671)
Proceeds from issuance of long-term debt, net of debt discount and issuance costs	—	8,098	8,097	(396)	345,192
Payments on finance leases	(4)	(3)	(4)	(9)	(13)
Payments for repurchase of common stock	—	—	(7,089)	—	—
Payments for repurchase of warrants	—	—	(6,668)	—	—
Tax withholdings on restricted stock vesting	(52)	—	(11)	(1,518)	—
Net cash (used in) provided by financing activities	(7,556)	595	(13,175)	(6,923)	10,317
Effects of Exchange Rate Changes on Cash, Restricted Cash and Cash Equivalents	3	(3)	—	—	—
Net Change in Cash, Restricted Cash and Cash Equivalents	(15,092)	56,653	6,127	(30,712)	38,276
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	108,208	51,555	45,428	76,140	37,864
Cash, Restricted Cash and Cash Equivalents, End of Period	$93,116	$108,208	$51,555	$45,428	$76,140

SEACOR MARINE HOLDINGS INC.

UNAUDITED FLEET COUNTS

	Owned	Managed	Total
December 31, 2025
FSV	21	—	21
PSV	18	—	18
Liftboats	5	—	5
	44	—	44
December 31, 2024
AHTS	—	2	2
FSV	22	1	23
PSV	21	—	21
Liftboats	8	—	8
	51	3	54